UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

April 22, 2015

SUPERIOR DRILLING PRODUCTS, INC.

(Exact name of registrant as specified in its charter)

Utah (State of Incorporation) 1583 South 1700 East Vernal, Utah (Address of principal executive offices)	46-4341605 (I.R.S. Employer Identification No.) 84078 (Zip code)

Commission File Number: 001-36453

Registrant’s telephone number, including area code: (435) 789-0594

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

As previously disclosed, Superior Drilling Solutions, LLC (“SD Solutions”), a subsidiary of Superior Drilling Products, Inc. (the “Company”), and Hard Rock Solutions, LLC (“Hard Rock” and together with SD Solutions, the “Makers”) executed a promissory note (the “Original Hard Rock Note”) payable to WMAFC, Inc. f/k/a Hard Rock Solutions, Inc. (the “Payee”) in the amount of $12.5 million.

On April 22, 2015, the Makers and the Payee executed an amended and restated promissory note (the “Amended and Restated Hard Rock Note). The Amended and Restated Hard Rock Note accrues interest from April 20, 2015 until May 29, 2015 at an adjustable rate per annum equal to the JP Morgan Chase Bank, N.A. annual prime rate. From and after May 29, 2015, the Amended and Restated Hard Rock Note will accrue interest at a fixed rate equal to 5.25% per annum.

Under the terms of the Amended and Restated Hard Rock Note, the Makers will pay five principal installments of $2.5 million plus accrued interest on May 29, 2015, January 15, 2016, July 15, 2016, January 16, 2017 and July 14, 2017. The Amended and Restated Hard Rock Note matures and is fully payable on July 14, 2017.

The Amended and Restated Hard Rock Note is secured by all of the patents, patents pending, other patent rights, and trademarks transferred to Hard Rock by the Payee at the closing of the acquisition of Hard Rock by the Company.

The foregoing description of the Amended and Restated Hard Rock Note is qualified in its entirety by reference to the text of the Amended and Restated Hard Rock Note, which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided under Item 1.01 in this Current Report on Form 8-K regarding the Amended and Restated Hard Rock Note is incorporated by reference into this Item 2.03.

Item 7.01	Regulation FD Disclosure

On April 28, 2015, the Company issued a press release announcing the Amended and Restated Hard Rock Note. The press release is filed as Exhibit 99.1 to this Form 8-K, and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the foregoing information, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall such information and Exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

Exhibit Number	Description

10.1	Amended and Restated Promissory Note from Hard Rock Solutions, LLC and Superior Drilling Solutions, LLC in favor of WMAFC, Inc. dated April 22, 2015.

99.1	Press Release dated April 28, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 28, 2015

SUPERIOR DRILLING PRODUCTS, INC.

/s/ Christopher D. Cashion
Christopher D. Cashion
Chief Financial Officer